SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT


      THIS AGREEMENT, made and entered into as of the 6th day of November, 1996, by and between Texas Taco Cabana LP ("Tenant"), whose address is 8918 Tesero Drive Suite 200, San Antonio, Texas, AEI Net Lease Income & Growth Fund XIX Limited Partnership ("Mortgagee"), whose address is 1300 Minnesota World Trade Center, Saint Paul Minnesota, and John Schultz and Tom Bibleheimer ("Mortgagor"), whose addresses are 24252 Mimosa Drive, Laguna Niguel, Ca. 92677 and 16418 Silver Saddle Court, Poway, Ca. 92064, respectively.


                PRELIMINARY STATEMENT OF FACTS:


      A. Mortgagee has agreed to make a mortgage loan in the amount of $660,000 to Mortgagor for purchase money financing, repayment of which is to be secured by a Deed of Trust and Security Agreement and Fixture Financing Statement ("Deed of Trust") on real estate (the "Premises") all as more fully described in Exhibit "A" attached hereto.

     B. The Deed of Trust is to be recorded in the County where the Premises are situate.

     C. The Tenant is the present lessee under a lease dated August 13, 1992, made by Tenant's predecessor in interest, Taco Cabana, Inc. and Mortgagee, as landlord, demising all or a portion of the Premises, (said lease and all amendments thereto being referred to as the "Lease").

    D. As a condition precedent to Mortgagee's disbursement of loan proceeds, Mortgagee has required that Tenant subordinate the lease and its interest in the Premises in all respects to the lien of the Deed of Trust, but subject to the terms hereof respecting all Tenant's rights under the Lease so long as Tenant is not in default thereunder after the expiration of any applicable cure period.

    E. In return the Mortgagee is agreeable to not disturbing the Tenant's possession of the Premises.

    F. The Mortgagee is disbursing the loan proceeds in reliance upon the agreements contained in this instrument which but for it would not disburse the loan.

      NOW,  THEREFORE, in consideration of the sum of  $1.00  and
other   good   and  valuable  consideration,  the   receipt   and
sufficiency of which are hereby acknowledged by each party hereto, it is hereby agreed as follows:


     1. SUBORDINATION. The Lease, and the rights of Tenant in, to or under the Lease and the Premises (except as further set forth herein), are hereby subjected and subordinated and shall remain in all respects and for all purposes subject, subordinate and junior to the lien of the Deed of Trust, and to the rights and interest of the from time to time holder of the Deed of Trust, as fully and with the same effect as if the Deed of Trust had been duly executed, acknowledged and recorded, and the indebtedness secured thereby had been fully disbursed prior to the execution of the Lease or possession of the Premises by Tenant, or its predecessors in interest.

      2. TENANT NOT TO BE DISTURBED. So long as Tenant is not in default (beyond any period given Tenant to cure such default) in the payment of rent or additional rent or in the performance of any of the terms, covenants or conditions of the Lease on Tenant's part to be performed, Tenant's possession of the
Premises  and  any extensions or renewals thereof  which  may  be effected in accordance with any renewal rights therefor in the Lease, or any other rights of Tenant set forth in the Lease
(including but not limited to Tenant's Option to Purchase the Premises as set forth in Article 34 of the Lease), shall not be diminished or interfered with by Mortgagee, and Tenant's occupancy of the Premises shall not be disturbed by Mortgagee for any reason whatsoever during the term of the Lease or any such extensions or renewals thereof. Without limiting the generality of the foregoing, the lien created by the Deed of Trust or any other document executed in connection with the Deed of Trust shall not be deemed to be a lien, encumbrance, or any matter encumbering title to the Premises that Lessee has created, suffered, or permitted as described in Article 34(C).

      3. TENANT NOT TO BE JOINED IN FORECLOSURE. So long as Tenant is not in default (beyond any period given Tenant to cure such default) in the payment of rent or additional rent or in the performance of any of the terms, covenants or conditions of the Lease on Tenant's part to be performed, Mortgagee will not join Tenant as a party defendant in any action or proceeding foreclosing the Deed of Trust unless such joinder is necessary to foreclose the Deed of Trust and then only for such purpose and not for the purpose of terminating the Lease.

      4.    TENANT  TO  ATTORN  TO MORTGAGEE.   Pursuant  to  the
assignment of rents set forth in the Deed of Trust, or if the interests of Landlord shall be transferred to and owned by Mortgagee by reason of foreclosure or other proceedings brought by it in lieu of or pursuant to a foreclosure, or by any other manner, and Mortgagee succeeds to the interest of the Landlord under the Lease, Tenant shall be bound to Mortgagee under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, with the same force and effect as if Mortgagee were the landlord under the Lease, and Tenant does hereby attorn to Mortgagee as its landlord, said attornment to be effective and self-operative immediately until release of the
Deed of Trust or upon Mortgagee otherwise succeeding to the interest of the Landlord under the Lease, without the execution of any further instruments on the part of any of the parties hereto; provided, however, that Tenant shall pay rent to Mortgagee until Tenant receives written notice from Mortgagee that it has either been paid in full by Mortgagor, or has transferred its interest in the Deed of Trust, which assignee has succeeded to the interest of the Mortgagee. The respective rights and obligations of Tenant and Mortgagee upon such attornment, to the extent of the then remaining balance of the term of the Lease and any such extensions and renewals, shall be and are the same as now set forth therein; it being the intention of the parties hereto for this purpose to incorporate the Lease in this Agreement by reference with the same force and effect as if set forth at length herein.

      5. MORTGAGEE NOT BOUND BY CERTAIN ACTS OF LANDLORD. Tenant shall agree not to enter into any material modification of the Lease nor to make any payment or rent or any other monetary obligation to Mortgagor without Mortgagee's prior written consent. If Mortgagee shall succeed to the interest of Landlord under the Lease, Mortgagee shall not be liable for any act or omission of any prior landlord (including Mortgagor) if the same constitutes a material modification of the Lease, unless Mortgagee's prior written consent was obtained; In the event of a default by Mortgagor under the Lease or an occurrence that would give rise to an offset against rent or claim against Mortgagor under the Lease, Tenant will give Mortgagee notice of such defaults or occurrence at the address of Mortgagee as set forth above and will give Mortgagee such time as is reasonably required to cure such default or rectify such occurrence, provided Mortgagee uses reasonable diligence to correct the same.

      6. ASSIGNMENT OF LEASE. Mortgagor has by a separate Assignment of Rents in the Deed of Trust or Assignment of Lease ("Assignment") assigned its interest in the rents and payments due under the Lease to Mortgagee as security for repayment of the loan. The Mortgagee has required that all rents and other payments due under the Lease be paid directly to it. Mortgagor hereby authorizes and directs Tenant and the Tenant agrees to pay any payments due under the terms of the Lease to Mortgagee. The Assignment does not diminish any obligations of the Mortgagor under the Lease or impose any such obligations on the Mortgagee.

      7. SUCCESSORS AND ASSIGNS. This Agreement and each and every covenant, agreement and other provisions hereof shall be binding upon the parties hereto and their heirs, administrators, representatives, successors and assigns, including without limitation each and every from time to time holder of the Lease or any other person having an interest therein and shall inure to the benefit of the Mortgagee and its successors and assigns.

      8. CHOICE OF LAW. This Agreement is made and executed under and in all respects is to be governed and construed by the laws of the State where the Premises are situate.

      9. CAPTIONS AND HEADINGS. The captions and headings of the various sections of this Agreement are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

      10. NOTICES. Any notice which any party hereto may desire or may be required to give to any other party shall be in writing and the mailing thereof by certified mail, or equivalent, to the addresses as set forth above, or to such other places any party hereto may by notice in writing designate shall constitute service of notice hereunder.

      11. COUNTERPARTS. This Agreement may be executed in counterparts, and if so executed, though the signatures of the parties may appear on separate counterparts, the same shall be considered one and the same document as if all parties had executed the same counterpart.

     IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed as of the date first above written.

               TOM BIBLEHEIMER
           /s/ Tom Bibleheimer

                JOHN SCHULTZ     John Schulz /s/ JS  [changed to conform
                /s/ John Schulz                      to the facts]



STATE OF California)
                    )SS.
COUNTY OF San Diego)

      The foregoing instrument was acknowledged before me the 5th day of November, 1996, by TOM BIBLEHEIMER.

               /s/ L. Matella
                   Notary Public

[notary seal]

STATE OF California)
                    )SS.
COUNTY OF San Diego)

      The foregoing instrument was acknowledged before me the 5th day of November, 1996, by JOHN SCHULTZ.

               /s/ L. Matella
                   Notary Public       [notary seal]

               AEI NET INCOME & GROWTH FUND XIX LIMITED PARTNERSHIP, a Minnesota limited partnership

               By:  AEI Fund Management
                    XIX, Inc., its corporate general partner

                    By: /s/ Robert P. Johnson
                            Robert P. Johnson, Its President

STATE OF MINNESOTA  )
                         )SS.
COUNTY OF RAMSEY   )

      The foregoing instrument was acknowledged before me the 6th day of October [November changed to conform to the facts], 1996, by Robert P. Johnson, the President of AEI Fund Management XIX, Inc., a Minnesota corporation, corporate general partner of AEI Net Lease Income & Growth Fund XIX Limited Partnership, on behalf of said limited partnership.

                              /s/ Michael B. Daugherty
                                  Notary Public

                              [notary seal]


               TEXAS TACO CABANA LP


               By: TACO CABANA MANAGEMENT, INC., its General Partner

                   By:/s/ J. Eliasberg
                   Its: /s/ Executive Vice President




STATE OF TEXAS      )
                         )SS.
COUNTY OF           )

     Before me, the undersigned authority, on this day personally appeared James Eliasberg, the Executive Vice President of Taco Cabana Management, Inc., a Minnesota corporation, corporate general partner of Texas Taco Cabana LP, known to be to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation acting as said general partner on behalf of said limited partnership.

      Given under my hand and seal of office this 5th day of November, 1996.

By: /s/ Shelley Jean Pollok

Printed Name: Shelley Jean Pollok
              Notary Public in and for
              Bexar County, Texas

My Commission Expires:
4/16/2000                          [notary seal]






               Exhibit A Legal Description


Lot  2,  Hesters  Crossing  Shopping  Center,  a  subdivision  of
Williamson County, Texas, according to the map or plat of record in Cabinet H, Slide 221, Plat Records of Williamson County,
Texas.